UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2014

Jason Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36051	46- 2888322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 East Wisconsin Avenue, Suite 2100 Milwaukee, Wisconsin		53202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (414) 277-9300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On September 18, 2014, Jason Industries, Inc. (the “Company”), issued a press release announcing it has released a new investor presentation and its upcoming investor conference schedule.  The press release and investor presentation included management’s outlook with respect to certain fiscal 2014 financial information.  A copy of the press release is attached as Exhibit 99.1 hereto.  In addition, a copy of the investor presentation is attached as Exhibit 99.2 hereto.

The information in this Current Report on Form 8-K, including the exhibits hereto, is being furnished and shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Exchange Act, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

99.1	Press Release dated September 18, 2014.

99.2	Investor Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JASON INDUSTRIES, INC.

	By:	/s/ Stephen L Cripe
	Name:	Stephen L. Cripe
	Title:	Chief Financial Officer
Date: September 19, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated September 18, 2014.

99.2	Investor Presentation.